UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 8, 2003


                        Commission File Number 000-31719

                                   POZEN Inc.
             (Exact name of registrant as specified in its charter)




            Delaware                                          62-1657552
   (State or other jurisdiction of                          (I.R.S. Employer
   incorporation or organization)                          Identification No.)







                                1414 Raleigh Road
                                    Suite 400
                        Chapel Hill, North Carolina 27517
          (Address of principal executive offices, including zip code)


                                 (919) 913-1030
              (Registrant's telephone number, including area code)




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Item    7.    Financial Statements and Exhibits.

(c)      Exhibits

         See Exhibit Index attached to this current report on Form 8-K.

Item    9.    Regulation FD Disclosure.


The following information is furnished pursuant to "Item 12. Disclosure of Results of Operations and Financial Condition." On May 8, 2003, POZEN Inc. issued a press release to report the company's financial results for the quarter ended March 31, 2003. A copy of the press release is attached to this current report on Form 8-K as Exhibit 99.1.

Regarding the non-GAAP financial measures disclosed in the press release, the company believes that operating expenses excluding the non-cash amortization of deferred compensation provides investors with useful information as it excludes non-cash items which are decreasing over time as a result of the amortization and therefore is more indicative of continuing operating expenses.

In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this Form 8-K and the Exhibit attached to this Form 8-K are being furnished under "Item 9. Regulation FD Disclosure" rather than under "Item 12. Disclosure of Results of Operations and Financial Condition." The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         POZEN Inc.
                                         ----------
                                        (Registrant)


     May 8, 2003              /s/ MATTHEW E. CZAJKOWSKI
                              ---------------------------------------------
                              Matthew E. Czajkowski
                              Senior Vice President, Finance and Administration
                              Chief Financial Officer

                                  EXHIBIT INDEX

The following exhibit is filed as part of this current report on Form 8-K:


Exhibit
Number                              Description
------                              ------------

99.1                       Press release of POZEN Inc. dated May 8, 2003.